Exhibit 10.4

Oppenheimer & Co. Inc.
85 Broad Street 23rd Floor
New York, NY 10004

Member of All Principal Exchanges

January 29, 2024

CONFIDENTIAL

Cactus Acquisition Corp. 1 Limited
4B Cedar Brook Drive

Cranbury, NJ 08512

Attention:

Stephen T. Wills

Chief Financial Officer

Dear Mr. Wills:

Oppenheimer & Co. Inc. (“Oppenheimer”) hereby waives the deferred underwriting fee payable upon a business combination of Cactus Acquisition Corp. 1 Limited with a target. For the avoidance of doubt, Oppenheimer does not waive any other rights, including without limitation, any indemnity set forth in the underwriting agreement.

Very truly yours, OPPENHEIMER & CO. INC.

By:	/s/ Michael Margolis, R.Ph.
Name:	Michael Margolis, R.Ph.
Title:	Senior Managing Director, Co-Head Healthcare IB

January 16th, 2024

CONFIDENTIAL

Cactus Acquisition Corp. 1 Limited
4B Cedar Brook Drive

Cranbury, NJ 08512

Attention:

Stephen T. Wills
Chief Financial Officer

Dear Mr. Wills:

Moelis & Company LLC (“Moelis”) hereby waives the deferred underwriting fee payable upon a business combination of Cactus Acquisition Corp. 1 Limited with a target. For the avoidance of doubt, Moelis does not waive any other rights, including without limitation, any indemnity set forth in the underwriting agreement.

Very truly yours,

MOELIS & COMPANY LLC

By:	/s/ Steven Halperin
Name:	Steven Halperin
Title:	Managing Director